EXHIBIT 99.2



                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Pool Summary                       COUNT                      UPB          %
--------------------------------------------------------------------------------
Conforming                             1          $    404,456.95       0.20%
Non Conforming                       414           205,610,632.60      99.80
--------------------------------------------------------------------------------
Total:                               415          $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-06-01
AVG UPB: $496,421.90
GROSS WAC: 5.9582%
NET WAC: 5.705%
% SF/PUD: 94.32%
% FULL/ALT: 72.24%
% CASHOUT: 18.08%
% BUYDOWN: 0.22%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.35%
% FICO > 679: 83.92%
% NO FICO: 1.81%
WA FICO: 734
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 49.90%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Original Balance                    COUNT                     UPB           %       WA LTV
--------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00              28         $  9,518,211.52       4.62%       67.20%
$350,000.01 - $400,000.00             106           39,897,371.50      19.37        66.30
$400,000.01 - $450,000.00              70           29,782,069.95      14.46        63.67
$450,000.01 - $500,000.00              62           29,682,754.85      14.41        70.90
$500,000.01 - $550,000.00              45           23,591,412.74      11.45        70.98
$550,000.01 - $600,000.00              25           14,311,206.34       6.95        65.96
$600,000.01 - $650,000.00              34           21,701,460.50      10.53        61.51
$650,000.01 - $700,000.00               7            4,712,148.72       2.29        64.12
$700,000.01 - $750,000.00               9            6,637,092.83       3.22        64.04
$750,000.01 - $800,000.00               8            6,252,787.62       3.04        59.11
$800,000.01 - $850,000.00               2            1,627,435.21       0.79        52.86
$850,000.01 - $900,000.00               2            1,734,990.17       0.84        69.84
$900,000.01 - $950,000.00               3            2,754,142.24       1.34        58.04
$950,000.01 - $1,000,000.00            14           13,812,005.36       6.70        55.03
--------------------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%       65.35%
--------------------------------------------------------------------------------------------
Minimum: $327,000.00
Maximum: $1,000,000.00
Average: $496,722.80
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                      COUNT                     UPB           %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00              28         $  9,518,211.52       4.62%
$350,000.01 - $400,000.00             106           39,897,371.50      19.37
$400,000.01 - $450,000.00              70           29,782,069.95      14.46
$450,000.01 - $500,000.00              62           29,682,754.85      14.41
$500,000.01 - $550,000.00              45           23,591,412.74      11.45
$550,000.01 - $600,000.00              25           14,311,206.34       6.95
$600,000.01 - $650,000.00              34           21,701,460.50      10.53
$650,000.01 - $700,000.00               7            4,712,148.72       2.29
$700,000.01 - $750,000.00               9            6,637,092.83       3.22
$750,000.01 - $800,000.00               8            6,252,787.62       3.04
$800,000.01 - $850,000.00               2            1,627,435.21       0.79
$850,000.01 - $900,000.00               2            1,734,990.17       0.84
$900,000.01 - $950,000.00               3            2,754,142.24       1.34
$950,000.01 - $1,000,000.00            14           13,812,005.36       6.70
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: $326,674.46
Maximum: $1,000,000.00
Average: $496,421.90
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 1 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Gross Rate                          COUNT                     UPB           %
--------------------------------------------------------------------------------
5.001% - 5.125%                         1         $    510,795.22       0.25%
5.126% - 5.250%                         2              932,484.98       0.45
5.376% - 5.500%                         4            1,822,761.65       0.88
5.501% - 5.625%                         8            3,942,273.10       1.91
5.626% - 5.750%                        67           32,980,872.88      16.01
5.751% - 5.875%                       120           58,369,291.41      28.33
5.876% - 6.000%                       110           55,237,125.35      26.81
6.001% - 6.125%                        59           28,610,184.90      13.89
6.126% - 6.250%                        34           18,686,619.98       9.07
6.251% - 6.375%                         4            2,013,061.67       0.98
6.376% - 6.500%                         6            2,909,618.41       1.41
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 6.500%
Weighted Average: 5.958%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                            COUNT                     UPB           %
--------------------------------------------------------------------------------
4.751% - 5.000%                         3         $  1,443,280.20       0.70%
5.001% - 5.250%                         4            1,822,761.65       0.88
5.251% - 5.500%                        75           36,923,145.98      17.92
5.501% - 5.750%                       230          113,606,416.76      55.14
5.751% - 6.000%                        93           47,296,804.88      22.96
6.001% - 6.250%                        10            4,922,680.08       2.39
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 4.835%
Maximum: 6.250%
Weighted Average: 5.705%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity           COUNT                     UPB           %
--------------------------------------------------------------------------------
181 - 240                               5         $  2,631,650.00       1.28%
241 - 300                               2              694,006.18       0.34
301 - 359                               8            4,232,598.34       2.05
360 - 360                             400          198,456,835.03      96.33
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum:  240
Maximum:  360
Weighted Average:  358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT                     UPB           %
--------------------------------------------------------------------------------
181 - 240                               5         $  2,631,650.00       1.28%
241 - 300                               2              694,006.18       0.34
301 - 359                              96           48,767,166.54      23.67
360 - 360                             312          153,922,266.83      74.71
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum:  239
Maximum:  360
Weighted Average:  358
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 2 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Seasoning                           COUNT                     UPB           %
--------------------------------------------------------------------------------
<= 0                                  321         $158,407,632.01      76.89%
1 - 1                                  80           40,907,441.23      19.86
2 - 2                                  10            5,108,632.14       2.48
3 - 3                                   1              390,352.61       0.19
4 - 4                                   1              496,996.00       0.24
5 - 5                                   2              704,035.56       0.34
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 5
Weighted Average:  0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                         COUNT                     UPB           %
--------------------------------------------------------------------------------
0 - 0                                   8         $  3,719,140.21       1.81%
610 - 619                               1              359,000.00       0.17
620 - 629                               8            4,057,796.92       1.97
630 - 639                               9            3,849,900.00       1.87
640 - 649                               8            3,510,387.07       1.70
650 - 659                               7            3,106,707.43       1.51
660 - 669                              15            7,488,923.76       3.64
670 - 679                              14            7,033,214.82       3.41
680 - 689                              12            5,788,985.74       2.81
690 - 699                              24           12,873,867.03       6.25
700 - 709                              25           11,929,858.75       5.79
710 - 719                              19           10,565,993.91       5.13
720 - 729                              25           13,775,638.71       6.69
730 - 739                              19            9,799,233.86       4.76
740 - 749                              27           13,010,234.00       6.32
750 - 759                              43           23,605,681.78      11.46
760 - 769                              39           18,061,284.50       8.77
770 - 779                              42           19,401,768.11       9.42
780 - 789                              37           17,513,406.00       8.50
790 - 799                              22           10,592,050.55       5.14
800 - 809                               8            3,799,678.11       1.84
810 - 819                               3            2,172,338.29       1.05
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum:  0
Maximum:  814
Weighted Average:  734
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT                     UPB           %
--------------------------------------------------------------------------------
15.01% - 20.00%                         1         $    627,309.57       0.30%
20.01% - 25.00%                         2            1,405,048.29       0.68
25.01% - 30.00%                         3            1,524,235.34       0.74
30.01% - 35.00%                         4            2,205,876.18       1.07
35.01% - 40.00%                        10            4,783,639.96       2.32
40.01% - 45.00%                        15            8,047,098.21       3.91
45.01% - 50.00%                        28           15,794,629.00       7.67
50.01% - 55.00%                        31           15,720,561.19       7.63
55.01% - 60.00%                        41           20,446,256.66       9.92
60.01% - 65.00%                        40           20,243,076.29       9.83
65.01% - 70.00%                        49           23,693,208.20      11.50
70.01% - 75.00%                        54           27,919,015.91      13.55
75.01% - 80.00%                       124           58,431,881.28      28.36
80.01% - 85.00%                         4            1,621,250.00       0.79
85.01% - 90.00%                         6            2,379,396.47       1.15
90.01% - 95.00%                         3            1,172,607.00       0.57
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 15.69%
Maximum: 95.00%
Weighted Average: 65.35%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 3 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Comb Loan To Value Ratio            COUNT                     UPB           %
--------------------------------------------------------------------------------
<= 0.00%                               52         $ 23,223,564.88      11.27%
15.01% - 20.00%                         1              627,309.57       0.30
20.01% - 25.00%                         1              450,000.00       0.22
25.01% - 30.00%                         3            1,730,048.29       0.84
30.01% - 35.00%                         3            1,205,876.18       0.59
35.01% - 40.00%                         9            4,554,931.80       2.21
40.01% - 45.00%                         9            4,583,701.29       2.22
45.01% - 50.00%                        15            8,796,040.11       4.27
50.01% - 55.00%                        21           10,374,811.43       5.04
55.01% - 60.00%                        29           15,078,087.22       7.32
60.01% - 65.00%                        35           18,084,437.10       8.78
65.01% - 70.00%                        47           23,926,701.82      11.61
70.01% - 75.00%                        49           26,057,185.78      12.65
75.01% - 80.00%                        81           39,792,638.72      19.32
80.01% - 85.00%                        16            7,761,543.99       3.77
85.01% - 90.00%                        35           15,590,485.20       7.57
90.01% - 95.00%                         9            4,177,726.17       2.03
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 60.89%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                 COUNT                     UPB           %
--------------------------------------------------------------------------------
<= 0.000%                              12         $  6,415,780.36       3.11%
0.001% - 1.000%                         1              329,532.89       0.16
1.001% - 6.000%                         1              399,182.35       0.19
6.001% - 11.000%                       11            5,633,405.85       2.73
11.001% - 16.000%                      28           14,441,976.44       7.01
16.001% - 21.000%                      40           22,141,460.16      10.75
21.001% - 26.000%                      47           24,913,803.96      12.09
26.001% - 31.000%                      63           30,182,129.55      14.65
31.001% - 36.000%                      77           36,299,619.27      17.62
36.001% - 41.000%                      67           32,362,854.77      15.71
41.001% - 46.000%                      42           20,148,084.47       9.78
46.001% - 51.000%                      22           11,122,748.48       5.40
51.001% - 56.000%                       3            1,104,511.00       0.54
56.001% - 61.000%                       1              520,000.00       0.25
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 57.20%
Weighted Average: 30.58%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 4 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Geographic Concentration            COUNT                     UPB           %
--------------------------------------------------------------------------------
California                            206         $102,810,991.75      49.90%
Illinois                               45           22,562,284.06      10.95
New York                               28           13,686,742.65       6.64
Colorado                               17            7,582,697.75       3.68
Michigan                               13            7,366,932.19       3.58
New Jersey                             16            7,258,817.58       3.52
Massachusetts                          11            5,290,560.54       2.57
Virginia                                9            4,045,794.09       1.96
Florida                                 7            3,930,500.00       1.91
Maryland                                8            3,875,450.00       1.88
Indiana                                 7            3,852,290.82       1.87
Washington                              7            3,500,920.56       1.70
Texas                                   7            3,197,657.80       1.55
Ohio                                    5            2,615,643.44       1.27
Wisconsin                               5            2,443,573.02       1.19
Arizona                                 3            2,010,708.72       0.98
District of Columbia                    4            1,780,500.00       0.86
Kentucky                                3            1,566,999.00       0.76
Georgia                                 3            1,165,172.86       0.57
Utah                                    2            1,134,000.00       0.55
Vermont                                 1              670,000.00       0.33
New Hampshire                           1              544,600.00       0.26
Connecticut                             1              543,200.00       0.26
Louisiana                               1              499,452.72       0.24
Missouri                                1              456,000.00       0.22
Rhode Island                            1              456,000.00       0.22
South Carolina                          1              445,700.00       0.22
Pennsylvania                            1              383,900.00       0.19
Oklahoma                                1              338,000.00       0.16
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                      COUNT                     UPB           %
--------------------------------------------------------------------------------
North CA                              116         $ 58,776,043.18      28.53%
South CA                               90           44,034,948.57      21.37
States Not CA                         209          103,204,097.80      50.10
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration              COUNT                     UPB           %
--------------------------------------------------------------------------------
95746                                   4         $  2,496,433.75       1.21%
95120                                   5            2,417,322.01       1.17
60657                                   4            2,026,111.00       0.98
60521                                   3            2,016,000.00       0.98
60137                                   3            1,780,900.00       0.86
Other                                 396          195,278,322.79      94.79
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                        COUNT                     UPB           %
--------------------------------------------------------------------------------
Rate/Term Refi                        246         $123,832,694.20      60.11%
Purchase                               92           44,927,256.63      21.81
Cash Out Refi                          77           37,255,138.72      18.08
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 5 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Document Type                       COUNT                     UPB           %
--------------------------------------------------------------------------------
Full                                  290         $141,785,357.39      68.82%
Full Income/Lim. Asset                 84           44,117,263.40      21.41
Alt                                    16            7,041,625.88       3.42
Streamline doc                         11            5,941,981.07       2.88
Limited                                 6            3,142,000.00       1.53
No Income/No Ratio                      2            1,413,601.14       0.69
Reduced                                 3            1,363,463.35       0.66
Stated Income                           1              443,547.32       0.22
Stated Inc/ Full Asset                  1              395,000.00       0.19
Asset Verification                      1              371,250.00       0.18
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                       COUNT                     UPB           %
--------------------------------------------------------------------------------
1-Family                              337         $166,858,821.28      80.99%
PUD                                    31           14,299,744.70       6.94
PUD (Detached)                         20           11,508,009.42       5.59
Condo                                  13            6,130,776.85       2.98
2-Family                                8            4,224,338.90       2.05
PUD (Attached)                          3            1,647,349.25       0.80
3-Family                                1              536,452.50       0.26
Coop                                    1              414,596.65       0.20
Town House                              1              395,000.00       0.19
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                           COUNT                     UPB           %
--------------------------------------------------------------------------------
Primary                               397         $197,544,553.46      95.89%
Secondary                              16            7,729,670.50       3.75
Investor                                2              740,865.59       0.36
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                  COUNT                     UPB           %
--------------------------------------------------------------------------------
N                                     415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                        COUNT                     UPB           %
--------------------------------------------------------------------------------
No                                    415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins                        COUNT                     UPB           %
--------------------------------------------------------------------------------
Curr LTV < 80%                        402         $200,841,836.08      97.49%
GEMIC                                   1              499,014.51       0.24
PMI EXISTS (Unknown Co)                10            3,885,886.35       1.89
United Guaranty                         2              788,352.61       0.38
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI:  0.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                               Jun 6, 2003 15:12                     Page 6 of 7

                        Collateral Stratification Report
                                  Master 03-7

================================================================================


--------------------------------------------------------------------------------
Relocation Flag                     COUNT                     UPB           %
--------------------------------------------------------------------------------
                                      316         $159,351,848.76      77.35%
N                                      98           46,219,693.47      22.44
Y                                       1              443,547.32       0.22
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                          COUNT                     UPB           %
--------------------------------------------------------------------------------
Bank of America                       140         $ 71,953,316.84      34.93%
Bank One                               80           40,647,878.65      19.73
Chevy Chase                            13            5,477,800.00       2.66
Greenpoint Mortgage Corporatio         26           11,105,818.33       5.39
HSBC                                   95           45,913,500.90      22.29
Market Street                           1            1,000,000.00       0.49
Mid America                            21           10,223,139.00       4.96
Mortgage IT                             9            4,041,500.00       1.96
NexStar                                 3            1,444,147.32       0.70
Provident Funding                       6            2,898,261.49       1.41
Provident Savings Bank, FSB             1              550,000.00       0.27
RBC Mortgage                           10            6,080,601.14       2.95
Trust Company of NJ                     7            2,774,125.88       1.35
Weichert Financial                      3            1,905,000.00       0.92
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Servicer                            COUNT                     UPB           %
--------------------------------------------------------------------------------
Alliance Mortgage                       9         $  4,041,500.00       1.96%
Bank of America                       140           71,953,316.84      34.93
Bank One                               80           40,647,878.65      19.73
GMAC                                    4            2,455,000.00       1.19
HSBC                                   95           45,913,500.90      22.29
Mid America                            21           10,223,139.00       4.96
Nexstar                                 3            1,444,147.32       0.70
Provident Funding                       6            2,898,261.49       1.41
Trust Company of NJ                     7            2,774,125.88       1.35
Wells Fargo Bank                       13            5,477,800.00       2.66
Washington Mutual                      37           18,186,419.47       8.83
--------------------------------------------------------------------------------
Total:                                415         $206,015,089.55     100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
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